____________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 4, 2005
                                        ----------------


                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
         --------                      -------                  ----------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

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

ITEM 8.01. OTHER MATTERS

On February 4, 2005, the company filed an answer and counterclaim against Mr. Badner in response to Mr. Badner's amended arbitration claim filed on January 7, 2005 with the American Arbitration Association in New York City. The company is seeking an award of actual damages in the sum according to proof, plus interest, costs and attorneys' fees, on its counterclaims against David Badner.

The company has appropriately responded to Mr. Badner's allegations by way of its answer and counterclaims and intends to vigorously defend against his claims. There is no guarantee that the company has insurance to cover these claims or that it will be successful in defending these claims.




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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  February 7, 2005                IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer



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